Exhibit 10.12

SECOND AMENDMENT TO

AMENDED AND RESTATED TERM LOAN AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”), is entered into as of February 11, 2013, by and among MAYFLOWER L.P., a limited partnership registered in Jersey, Channel Islands (registered no. LP282) (“Lender”), and, on the other hand, PHIBRO ANIMAL HEALTH CORPORATION, a New York corporation (“Borrower”), and the other parties listed on the signature page hereto (the “Guarantors”).

WHEREAS, the parties hereto are parties to a certain Amended and Restated Term Loan Agreement dated as of June 24, 2010, as amended by that certain Amendment to Amended and Restated Term Loan Agreement dated as of January 18, 2011 (as amended and/or supplemented, the “Loan Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement); and

WHEREAS, the parties hereto mutually desire to amend the Loan Agreement as set forth below;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that, effective as of the date hereof:

1.            The definition of the term “Maturity Date” set forth in Section 1.1 of the Loan Agreement is amended to read in its entirety as follows:

“Maturity Date” means December 31, 2016.

2.            Except as expressly provided herein, all terms and conditions of the Loan Agreement shall continue in full force and effect.

3.            Contemporaneously herewith, Borrower is making a payment to the lender of a loan extension fee in the amount of one hundred eighty thousand dollars ($180,000.00) in immediately available funds to Lender's Account.

4.            This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by electronic transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

5.            This Amendment, together with the Loan Agreement and the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

[Signature page to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Term Loan Agreement to be executed and delivered as of the date first above written.

PHIBRO ANIMAL HEALTH CORPORATION,
as Borrower

By:	/s/ Jack C. Bendheim
Name: Jack C. Bendheim
Title: President

GUARANTORS:

PRINCE AGRI PRODUCTS, INC.
PHIBROCHEM, INC.
PHIBRO ANIMAL HEALTH HOLDINGS, INC.
PHIBRO CHEMICALS, INC.
WESTERN MAGNESIUM CORP.
C.P. CHEMICALS, INC.
PHILIPP BROTHERS CHEMICALS, INC.
PHIBROWOOD, LLC
PHIBRO-TECH, INC.
OMNIGEN RESEARCH, LLC

By: PRINCE AGRI PRODUCTS, INC.,
Its Sole Member

FIRST DICE ROAD COMPANY, A CALIFORNIA

LIMITED PARTNERSHIP
By: WESTERN MAGNESIUM CORP.,
its General Partner

By:	/s/ David C. Storbeck
Name: David C. Storbeck
Title: Vice President

MAYFLOWER L.P.,
as Lender

By:	/s/ C S Burnhams
Name: C S Burnhams
Title: Authorised Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT]